                             SUBORDINATION AGREEMENT

         Subordination Agreement (this "Agreement") dated as of November __, 1999 between The Chase Manhattan Bank, as agent for the Lenders (as defined below) ("Senior Lender") and H.I.G. Capital LLC ("Subordinated Lender")

                                   BACKGROUND

         As an inducement for Senior Lender to continue to provide a credit facility in favor of Let's Talk Cellular & Wireless, Inc., Telephone Warehouse, Inc., National Cellular, Incorporated, Cellular USA and Sosebee Enterprises, Inc. (collectively, the "Company"), Subordinated Lender has agreed to enter into this subordination agreement to provide for the subordination of the "Subordinated Indebtedness" to the "Senior Indebtedness".

                                   AGREEMENTS

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1.       DEFINITIONS.

                  1.1. GENERAL TERMS. For purposes of this Agreement, the following terms shall have the following meanings:

                  "AGREEMENTS" shall mean, collectively, the Senior Lending Agreements and the Subordinated Lending Agreements.

                  "COMPANY" shall mean collectively, each Company and its successors and assigns.

                  "CREDITORS" shall mean, collectively, Senior Lender and Subordinated Lender and their respective heirs, administrators, executors, successors and assigns.

                  "DISTRIBUTION" shall mean any payment, whether in cash, in kind, securities or any other property, or security for any such Distribution.

                  "DOCUMENTS" shall have the meaning given to the term "Other Documents" set forth in the Loan Agreement.

                  "EVENT" shall have the meaning set forth in Section 2.2 (c) hereof.

                  "HOLDER OF SUBORDINATED INDEBTEDNESS" or "SUBORDINATED LENDER" shall mean, H.I.G. Capital LLC, and any other Person(s) at any time or in any manner acquiring any right or interest in any of the Subordinated Indebtedness.

                  "LOAN AGREEMENT" shall mean the Loan and Security Agreement dated April 2, 1998 between the Company and Senior Lender as the same may be amended, supplemented, modified or restated from time to time.

                  "PERSON" shall mean an individual, a partnership, a corporation (including a business trust), a joint stock company, a trust, an unincorporated association, a joint venture, a limited liability company, a limited liability partnership or other entity, or a government or any agency, instrumentality or political subdivision thereof.

                  "SENIOR INDEBTEDNESS" shall mean all Obligations of any kind owed by the Company to Senior Lender from time to time under or pursuant to any of the Senior Lending Agreements including, without limitation, all principal, interest (including all interest accruing after commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company) accruing thereon, charges, expenses, fees and other sums chargeable to the Company by the Senior Lender, and reimbursement, indemnity or other obligations due and payable Senior Lender. Senior Indebtedness shall continue to constitute Senior Indebtedness, notwithstanding the fact that such Senior Indebtedness or any claim for such Senior Indebtedness is subordinated, avoided or disallowed under the federal Bankruptcy Code or other applicable law. Senior Indebtedness shall also include any indebtedness of the Company incurred in connection with a refinancing of the Senior Indebtedness under the Senior Lending Agreements if the terms and conditions of the agreements, documents and instruments related to such refinancing, taken as a whole, are not materially more onerous to the Holder of Subordinated Indebtedness than those set forth in the Senior Lending Agreements, as in effect on the date hereof.

                  "SENIOR LENDER" shall have the meaning set forth in the introductory paragraph of this Agreement.

                  "SENIOR LENDING AGREEMENTS" shall mean, collectively, the Loan Agreement and the Ancillary Agreements between the Company and Senior Lender each as from time to time in effect.

                  "SUBORDINATED INDEBTEDNESS" shall mean all principal, interest and other amounts payable or chargeable in connection with the Subordinated Lending Agreements.

                  "SUBORDINATED LENDING AGREEMENTS" shall mean, collectively, the Assignment of Accounts Receivable dated as of _____________, 1999 and all agreements, documents and instruments now or at any time hereafter executed and/or delivered by the Company or any other person to, with or in favor of the Subordinated Lender in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  1.2. OTHER TERMS. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

                  1.3. CERTAIN MATTERS OF CONSTRUCTION. The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and VICE VERSA. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any instruments or agreements, including, without limitation, references to any of the Senior Lending Agreements or Subordinated Lending Agreements shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

         2. COVENANTS. The Company and each Holder of Subordinated Indebtedness hereby covenant that until the Senior Indebtedness shall have been paid in full and satisfied in cash and the Loan Agreement shall have been irrevocably terminated, all in accordance with the terms of the Loan Agreement, each will comply with such of the following provisions as are applicable to it:

                  2.1. TRANSFERS. Each Holder of Subordinated Indebtedness covenants that any transferee from it of any Subordinated Indebtedness shall, prior to acquiring such interest, execute and deliver a counterpart of this Agreement to each other party hereto.

                  2.2. SUBORDINATION PROVISIONS. To induce Senior Lender to enter into the Loan Agreement and to make loans and advances thereunder, notwithstanding any other provision of the Subordinated Indebtedness to the contrary, any Distribution with respect to the Subordinated Indebtedness is and shall be expressly junior and subordinated in right of payment to all amounts due and owing upon all Senior Indebtedness outstanding from time to time. Notwithstanding anything to the contrary contained in the Subordinated Lending Agreements and specifically, but not by way of limitation:

                           (a) PAYMENTS. The Company shall make no Distribution
on the Subordinated Indebtedness until such time as the Senior Indebtedness shall have been paid in full in cash and the Loan Agreement shall have been irrevocably terminated.

                           (b) LIMITATION ON ACCELERATION. No Holder of
Subordinated Indebtedness shall be entitled to accelerate the maturity of the Subordinated Indebtedness, exercise any remedies or commence any action or proceeding to recover any amounts due or to become due with respect to Subordinated Indebtedness, PROVIDED, HOWEVER, the foregoing limitation on acceleration or exercise of any remedies shall not be applicable following the occurrence of an Event (as to which Section 2.2 (c) shall apply).

                           (c) PRIOR PAYMENT OF SENIOR INDEBTEDNESS IN
BANKRUPTCY, ETC. In the event of any insolvency or bankruptcy proceedings relative to the Company or its property, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, or, in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company or distribution or marshalling of its assets or any composition with creditors of the Company, whether or not involving insolvency or bankruptcy, or if the Company shall cease its operations, call a meeting of its creditors or no longer do business as a going



                                       3
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concern (each individually or collectively, an "Event") then all Senior
Indebtedness shall be paid in full and satisfied in cash and the Loan Agreement irrevocably terminated before any Distribution shall be made on account of any Subordinated Indebtedness. Any such Distribution which would, but for the provisions hereof, be payable or deliverable in respect of the Subordinated Indebtedness, shall be paid or delivered directly to the Senior Lender or its representatives, in the proportions in which they hold the same, until amounts owing upon Senior Indebtedness shall have been paid in full in cash and the Loan Agreement irrevocably terminated.

                           (d) ACCELERATION. In the event of any Senior
Indebtedness becoming due and payable, whether by acceleration, maturity or otherwise, no Distribution shall thereafter be made on account of the Subordinated Indebtedness until all Senior Indebtedness shall be paid in full in cash and the Loan Agreement shall have been irrevocably terminated.

                           (e) POWER OF ATTORNEY. To enable the Senior Lender to
assert and enforce its rights hereunder in any proceeding referred to in Section 2.2(c) or upon the happening of any Event, the Senior Lender or any person whom it may designate is hereby irrevocably appointed attorney in fact for the Subordinated Lender with full power to act in the place and stead of the Subordinated Lender including the right to make, present, file and vote such proofs of claim against the Company on account of all or any part of the Subordinated Indebtedness as the Senior Lender may deem advisable and to receive and collect any and all dividends or other payments made thereon and to apply the same on account of the Senior Indebtedness. The Subordinated Lender will execute and deliver to the Senior Lender such instruments as may be required by the Senior Lender to enforce any and all Subordinated Indebtedness, to effectuate the aforesaid power of attorney and to effect collection of any and all dividends or other payments which may be made at any time on account thereof, and the Subordinated Lender hereby irrevocably appoints the Senior Lender as the lawful attorney and agent of the Subordinated Lender to execute financing statements on behalf of the Subordinated Lender and hereby further authorizes the Senior Lender to file such financing statements in any appropriate public office.

                           (f) CROSS-DEFAULTS. Any "default" or "event of
default" under the Subordinated Lending Agreements shall automatically constitute an Event of Default under the Senior Lending Agreements so that payments received by any Holder of Subordinated Indebtedness following any such occurrence shall not be retained.

                           (g) PAYMENTS HELD IN TRUST. Should any Distribution
or the proceeds thereof, in respect of the Subordinated Indebtedness, be collected or received by the Subordinated Lender or any Affiliate (as such term is defined in Rule 405 of Regulation C adopted by the Securities and Exchange Commission pursuant to the Securities Act of 1933) of the Subordinated Lender at a time when the Subordinated Lender is not permitted to receive any such Distribution or proceeds thereof including if same is collected or received when there is or would be after giving effect to such payment a Default or an Event of Default under the Loan Agreement, then the Subordinated Lender will forthwith deliver, or cause to be delivered, the same to the Senior Lender in precisely the form held by the Subordinated Lender (except for any necessary endorsement) and until so delivered, the same shall be held in trust by the





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

Subordinated Lender, or any such Affiliate, as the property of the Senior Lender and shall not be commingled with other property of the Subordinating Lender or any such Affiliate.

                           (h) SUBROGATION. Subject to the prior payment in full
in cash of the Senior Indebtedness and the irrevocable termination of the Loan Agreement, to the extent that Senior Lender has received any Distribution on the Senior Indebtedness which, but for this Agreement, would have been applied to the Subordinated Indebtedness, the Subordinated Lender shall be subrogated to the then or thereafter rights of the Senior Lender including, without limitation, the right to receive any Distribution made on the Senior Indebtedness until the principal of, interest on and other charges due under the Subordinated Indebtedness shall be paid in full; and, for the purposes of such subrogation, no Distribution to the Senior Lender to which the Subordinated Lender would be entitled except for the provisions of this Agreement shall, as between the Company, its creditors (other than the Senior Lender) and the Subordinated Lender, be deemed to be a Distribution by the Company to or on account of Senior Indebtedness, it being understood that the provisions hereof are and are intended solely for the purpose of defining the relative rights of the Subordinated Lender on the one hand, and the Senior Lender on the other hand.

                           (i) SCOPE OF SUBORDINATION. The provisions of this
Agreement are solely to define the relative rights of any Holder of Subordinated Indebtedness and the Senior Lender. Nothing in this Agreement shall impair, as between the Company and the Subordinated Lender the unconditional and absolute obligation of the Company to punctually pay the principal, interest and any other amounts and obligations owing under the Subordinated Lending Agreements and Subordinated Lending Agreements in accordance with the terms thereof, subject to the rights of the Senior Lender under this Agreement.

         3.       MISCELLANEOUS.

                  3.1. ADDITIONAL AGREEMENTS. In the event that the Senior Indebtedness is refinanced in full, Subordinated Lender agrees at the request of such refinancing party to enter into a subordination agreement on terms substantially similar to this Agreement.

                  3.2. SURVIVAL OF RIGHTS. The right of Senior Lender to enforce the provisions of this Agreement shall not be prejudiced or impaired by any act or omitted act of the Company or Senior Lender including forbearance, waiver, consent, compromise, amendment, extension, renewal, or taking or release of security in respect of any Senior Indebtedness or noncompliance by the Company with such provisions, regardless of the actual or imputed knowledge of Senior Lender.

                  3.3. RECEIPT OF AGREEMENTS. Subordinated Lender hereby acknowledges that it has delivered to Senior Lender a correct and complete copy of the Subordinated Lending Agreements as in effect on the date hereof. The Subordinated Lender, solely for the purposes of this Agreement, hereby acknowledges receipt of a correct and complete copy of each of the Senior Lending Agreements as in effect on the date hereof.





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

                  3.4. NO AMENDMENT OF SUBORDINATED LENDING AGREEMENTS. So long as the Loan Agreement remains in effect, neither the Company nor any Holder of Subordinated Indebtedness shall enter into any amendment to or modification of any Subordinated Lending Agreements which relates to or affects the principal amount, interest rate, payment terms, or any other material covenant or agreement of the Company thereunder or in respect thereof, without the prior written consent of Senior Lender.

                  3.5. AMENDMENTS TO SENIOR LENDING AGREEMENTS. Nothing contained in this Agreement, or in any other agreement or instrument binding upon any of the parties hereto, shall in any manner limit or restrict the ability of any Senior Lender from increasing or changing the terms of the loans under the Senior Lending Agreements, or to otherwise waive, amend or modify the terms and conditions of the Senior Lending Agreements, in such manner as such Senior Lender and the Company shall mutually determine. Each Holder of Subordinated Indebtedness hereby consents to any and all such waivers, amendments, modifications and compromises, and any other renewals, extensions, indulgences, releases of collateral or other accommodations granted by the Senior Lender to the Company from time to time, and agrees that none of such actions shall in any manner affect or impair the subordination established by this Agreement in respect of the Subordinated Indebtedness.

                  3.6. NOTICE OF DEFAULT AND CERTAIN EVENTS. The Senior Lender and the Holders of Subordinated Indebtedness shall undertake in good faith to notify the other of the occurrence of any of the following as applicable:

                           (a) the obtaining of actual knowledge of the
occurrence of any default under the Subordinated Lending Agreements;

                           (b) the acceleration of any Senior Indebtedness by
the Senior Lender or of any Subordinated Indebtedness by any Holder of Subordinated Indebtedness;

                           (c) the granting by Senior Lender of any waiver of
any Event of Default under the Loan Agreement or the granting by any Holder of Subordinated Indebtedness of any waiver of any "default" or "event of default" under the Subordinated Lending Agreements; or

                           (d) The payment in full by the Company (whether as a
result of refinancing or otherwise) of all Senior Indebtedness.

         The failure of any party to give such notice shall not affect the subordination of the Subordinated Indebtedness as provided in this Agreement.

                  3.7. NOTICES. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, or (c) upon actual receipt thereof when sent by a recognized overnight delivery service or (d) upon actual receipt thereof when sent by telecopier to the number set forth below with telephone communication



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confirming receipt and subsequently confirmed by registered, certified or overnight mail to the address set forth below, in each case addressed to each party at its address set forth below or at such other address as has been furnished in writing by a party to the other by like notice:

                   If to Agent or       The Chase Manhattan Bank
                   Chase at:            600 Fifth Avenue, 4th Floor
                                        New York, New York 10020
                                        Attention:  Let's Talk Cellular Account
                                                    Executive
                                        Telephone:  (212) 332-4231
                                        Facsimile:  (212) 322-4299

                   with a copy to:      Hahn & Hessen LLP
                                        350 Fifth Avenue
                                        New York, New York  10118
                                        Attention:  Linda C. Berman
                                        Telephone:  (212) 736-1000
                                        Telecopier: (212) 594-7167

                   If to Subordinated
                   Lender:              H.I.G. Capital LLC

                                        ------------------------------

                                        ------------------------------
                                        Attention:
                                                  --------------------
                                        Telephone:
                                                   -------------------
                                        Telecopier:
                                                   -------------------

                   with a copy to:      White & Case LLP
                                        200 South Biscayne Boulevard, Suite 4900
                                        Miami, Florida 33131-2352
                                        Attention: Jorge L. Freeland, Esq.
                                        Telephone: (305) 371-2700
                                        Facsimile:  (305) 358-5744

                  3.8. BOOKS AND RECORDS. The Subordinated Lender shall (a) make notations on the books of the Subordinated Lender beside all accounts or on other statements evidencing or recording any Subordinated Indebtedness to the effect that such Subordinated Indebtedness is subject to the provisions of this Agreement, (b) furnish Senior Lender, upon request from time to time, a statement of the account between the Subordinated Lender and the Company and (c) give Senior Lender, upon its request, full and free access to the Subordinated Lender's books pertaining only to such accounts with the right to make copies thereof.

                  3.9. BINDING EFFECT; OTHER. This Agreement shall be a continuing agreement, shall be binding upon and shall inure to the benefit of the parties hereto from time to time and their respective successors and assigns, shall be irrevocable and shall remain in full force and



                                       7

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effect until the Senior Indebtedness shall have been satisfied or paid in full in cash and the Loan Agreement shall have been irrevocably terminated, but shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any amount paid by or on behalf of the Company with regard to the Senior Indebtedness is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee, custodian, or similar officer, for the Company or any substantial part of its property, or otherwise, all as though such payments had not been made. No action which any Senior Lender or the Company may take or refrain from taking with respect to the Senior Indebtedness, including any amendments thereto, shall affect the provisions of this Agreement or the obligations of any Subordinated Lender hereunder. Any waiver or amendment hereunder must be evidenced by a signed writing of the party to be bound thereby, and shall only be effective in the specific instance. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The headings in this Agreement are for convenience of reference only, and shall not alter or otherwise affect the meaning hereof.

         4.       REPRESENTATIONS AND WARRANTIES.

                  (a) Subordinated Lender represents and warrants to Senior Lender that Subordinated Lender is the holder of the Subordinated Indebtedness. Subordinated Lender agrees that it shall not assign or transfer any of the Subordinated Indebtedness without (i) prior notice being given to Senior Lender and (ii) such assignment or transfer being made expressly subject to the terms of this Agreement. Subordinated Lender further warrants to Senior Lender that it has full right, power and authority to enter into this Subordination Agreement and, to the extent Subordinated Lender is an agent or trustee for other parties, that this Agreement shall fully bind all such other parties.

                  (b) Senior Lender represents and warrants to Subordinated Lender that Senior Lender is the holder of the Senior Indebtedness. Senior Lender agrees that it shall not assign or transfer any of the Senior Indebtedness without (i) prior notice being given to Subordinated Lender and
(ii) such assignment or transfer being made expressly subject to the terms and provisions of the Agreement. Senior Lender further warrants to Subordinated Lender that it has full right, power and authority to enter into this Agreement and, to the extent Senior Lender is an agent or trustee for other parties, that this Agreement shall fully bind all such other parties.

         5. PROCEEDINGS. ANY JUDICIAL PROCEEDING BROUGHT BY OR AGAINST ANY SUBORDINATED LENDER WITH RESPECT TO THIS OR ANY RELATED AGREEMENT MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN THE SUPREME COURT OF THE STATE OF NEW YORK, ANY FEDERAL DISTRICT COURT WITHIN THE STATE OF NEW YORK, OR ELSEWHERE AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH SUBORDINATED LENDER, SENIOR LENDER AND THE COMPANY ACCEPT FOR THEMSELVES AND IN CONNECTION WITH THEIR PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. NOTHING HEREIN SHALL AFFECT THE





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RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT
OF THE SENIOR LENDER TO BRING PROCEEDINGS AGAINST THE SUBORDINATED LENDER IN ANY COURTS OF ANY OTHER JURISDICTION ANY JUDICIAL PROCEEDING BY ANY SUBORDINATED LENDER AGAINST THE SENIOR LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT OR ANY RELATED AGREEMENT, SHALL BE BROUGHT ONLY IN A COURT LOCATED IN THE CITY OF NEW YORK, STATE OF NEW YORK; PROVIDED THAT NOTWITHSTANDING THE FOREGOING, IF IN ANY JUDICIAL PROCEEDING BY OR AGAINST ANY SUBORDINATED LENDER THAT IS BROUGHT IN ANY OTHER COURT SUCH COURT DETERMINES THAT SENIOR LENDER IS AN INDISPENSABLE PARTY, SUCH SUBORDINATED LENDER SHALL BE ENTITLED TO JOIN OR INCLUDE SENIOR LENDER IN SUCH PROCEEDINGS IN SUCH OTHER COURT. EACH SUBORDINATED LENDER WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

         6. WAIVER OF JURY TRIAL. EACH CREDITOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF ANY CREDITOR OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENTS OR AGREEMENT EXECUTED OR DELIVERED BY THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH CREDITOR HEREBY AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT JURY, AND THAT EITHER OF THEM MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THEIR CONSENT TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]











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         IN WITNESS WHEREOF, the undersigned have entered into this Agreement this ____ day of November, 1999.

                                THE CHASE MANHATTAN BANK, as Agent,
                                as Senior Lender


                                By: /s/ Paula C. Cummings
                                   ------------------------------
                                Name:   Paula C. Cummings
                                     ----------------------------
                                Title:  Vice Presdient
                                      ---------------------------


                                H.I.G. CAPITAL LLC


                                By: /s/ Douglas Berman
                                   ------------------------------
                                Name:   Douglas Berman
                                     ----------------------------
                                Title:  Managing Director
                                      ---------------------------


























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



                            COMPANY'S ACKNOWLEDGEMENT

         The undersigned Company hereby acknowledges and agrees to the foregoing Subordination Agreement. The undersigned agrees to be bound by the terms and provisions thereof as they relate to the relative rights of the Creditors with respect to each other. However, nothing therein shall be deemed to amend, modify, supersede or otherwise alter the terms of the respective agreements between the undersigned and each Creditor. The undersigned further agrees that the Subordination Agreement is solely for the benefit of the Creditors and shall not give the undersigned, its successors and assigns, or any other person, any rights vis-a-vis any Creditor.

                                LET'S TALK CELLULAR & WIRELESS, INC.
                                TELEPHONE WAREHOUSE, INC.
                                NATIONAL CELLULAR, INCORPORATED
                                CELLULAR USA
                                SOSEBEE ENTERPRISES, INC.,
                                Company


                                By: /s/ Daniel Cammarata
                                   ------------------------------
                                Name:   Daniel Cammarata
                                     ----------------------------
                                Title:  CFO
                                      ---------------------------




















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